UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging Growth Company ◻
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01	Other Events
On November 5, 2019, TransAct Technologies Incorporated (the “Company”) announced that the Company has identified control deficiencies that management has determined to represent material weaknesses in the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2018 (the “Reporting Date”).  As a result, management reconsidered its original conclusion regarding the effectiveness of its ICFR as of the Reporting Date and has determined that the Company did not, as of such date, design and maintain effective internal controls over certain aspects of its information technology, including related access and segregation of duties, and controls over key spreadsheets.  This reassessment and conclusion was reached following an inspection relating to the audit by PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Company, of the Company’s December 31, 2018 consolidated financial statements and ICFR as of that date, as reported in the Company’s 2018 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “2018 Form 10-K”), and a related PwC internal review.
As a result, Management’s Report on Internal Control Over Financial Reporting included in Item 9A of the 2018 Form 10-K, and PwC’s opinion relating to the effectiveness of the Company’s ICFR as of December 31, 2018 included in the 2018 Form 10-K, should no longer be relied upon.
To address the material weaknesses in ICFR described above, the Company is developing a remediation plan and is currently implementing certain changes with respect to identified control deficiencies.
To the knowledge of the Company’s principal executive officer and principal financial officer, the material weaknesses in ICFR did not result in a material misstatement of any of the Company’s previously issued financial statements.  Additionally, PwC has not withdrawn its opinion on the Company’s consolidated financial statements included in the 2018 Form 10-K.
The Company plans to amend its 2018 Form 10-K to reflect the conclusion by management that there were material weaknesses in ICFR and that the Company’s disclosure controls and procedures were not effective as of the end of the periods covered by this report.  The Company expects to receive an amended report on the Company’s ICFR from PwC for inclusion in the amendment to the 2018 Form 10-K.
Forward-Looking Statements
Certain statements contained in this report include forward-looking statements.  Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may”, “will”, “expect”, “plan”, “intend”, “estimate”, “anticipate”, “believe”, or “continue”, or the negative thereof, or other similar words.  These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements.  Additional information regarding these and other risks that may impact the Company’s business are set forth in the 2018 Form 10-K and other reports filed by the Company with the Securities and Exchange Commission.  All forward-looking statements contained in this report are based on information available as of the date hereof, and the Company assumes no obligation to update these forward-looking statements, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: November 5, 2019